EXHIBIT 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP No. 0297DN 10 1

AMERICAN SOUTHWEST
HOLDINGS, INC.
AUTHORIZED COMMON STOCK: 100,000,000 SHARES
PAR VALUE $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

—Shares of AMERICAN SOUTHWEST HOLDINGS, INC. Common Stock—

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed.  This certificate is not valid until contersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duy authorized officers.

Dated:

(Corporate Seal)
/s/ Alan Doyle

President

NOT VALID UNLNESS COUNTERSIGNED BY TRANSFER AGENT	Countersigned Registered: HOLLADAY STOCK TRANSFER, INC. 2939 North 67th Place Scottsdale, AZ 85251	By ________________________________________ Authorized Signature

NOTICE:
Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company.  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full acccording to applicable laws or regulations.

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT _________ Custodian __________ (Cust) (Minor) under Uniform Gifts to Minors Act ___________________ (State)
Additional abbreviations may also be used though not in the above list.

For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER